UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2454

Oppenheimer Money Market Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2014

Item 1.	Reports to Stockholders.

OPPENHEIMERFUNDS
THE RIGHT WAY TO INVEST

OPPENHEIMER

MONEY MARKET FUND

ANNUAL REPORT 7.31.2014

2      OPPENHEIMER MONEY MARKET FUND

Fund Performance Discussion

Despite volatility among long-term interest rates stemming from changing economic expectations and a shift in U.S. monetary policy, short-term rates and money market yields remained stable near historic lows, anchored by the Federal Reserve’s (the “Fed”) unchanged target of between 0% and 0.25% for the overnight federal funds rate.

MARKET OVERVIEW

Prior to the start of the reporting period, remarks from the Fed’s chairman in May 2013 signaled an earlier-than-expected shift away from its massive, open-ended quantitative easing program. Many investors concluded that a move toward a more moderately accommodative monetary policy implied that the Fed expected stronger domestic economic growth, which might lead to an increase in the Fed’s target for the federal funds rate. This change in investor sentiment sparked a flight of capital away from investments that tend to be sensitive to rising rates, such as U.S. government securities.

Investors began to revise their expectations of the Fed’s intentions over the summer of 2013, when it became clearer that a reduction in quantitative easing did not necessarily portend an imminent increase in short-term interest rates. In addition, economic data at the time suggested a relatively mild acceleration of economic activity. In fact, the unemployment rate fell from 7.5% in June to 7.2% in August while housing markets continued to recover slowly and manufacturing activity increased moderately. Still, the U.S. Department of

Commerce later announced that U.S. Gross Domestic Product (“GDP”) grew at a relatively robust 4.1% annualized rate over the third quarter of 2013.

Investor sentiment shifted again during January 2014 amid fears that political and economic instability in the world’s emerging markets might further dampen the U.S. economic recovery. While these fears generally failed to materialize, economic activity was constrained by unusually harsh winter weather over much of the United States, which caused downturns in consumer spending, corporate investment, and business inventory replenishment. Therefore, despite an additional cut in quantitative easing and signs of ongoing strength in U.S. labor markets, U.S. GDP contracted at a 2.1% annualized rate over the first quarter of 2014. Bonds generally rallied in this environment, and yields fell at the longer end of the market’s maturity range.

Many investors appeared to shrug off the economy’s weak quarterly performance in light of expectations that economic activity would bounce back in warmer weather. U.S.

3      OPPENHEIMER MONEY MARKET FUND

economic data released in the second quarter of 2014 was positive, with the unemployment rate falling to 6.1% in June, its lowest level since September 2008 and the U.S. stock market achieving record highs. The U.S. stock market again experienced declines in the closing days of the reporting period, but ended the reporting period with strong positive overall performance.

In spite of all the recent changes in investor sentiment, money market yields largely remained unchanged. Indeed, the Fed’s new chairperson in early 2014 backed away from previously established targets for unemployment and inflation, indicating that short-term rates would likely remain at current levels at least through the end of the year.

FUND REVIEW

In addition to the persistently low interest rate environment, money market yields were restrained by robust demand for a limited supply of eligible instruments and uncertainty surrounding proposed regulatory changes governing money market funds. Within these constraints, the Fund continued to generate consistent and competitive levels of current income.

As we have for some time, we maintained the Fund’s weighted average maturity throughout the reporting period in a range we considered to be in line with market averages. From a portfolio composition perspective, we continued to avoid repurchase agreements due to the uncertainty surrounding potential regulatory changes. Instead, we have continued to favor commercial paper issued by global banks meeting our stringent credit criteria. We also increased the Fund’s exposure to floating rate securities on which yields are reset monthly or quarterly. In light of their low yields, the Fund held few U.S. Treasury securities over the reporting period.

Additionally, while the Fund did not partake in the Fed’s reverse repurchase program, the Fund experienced benefits from it this reporting period. The Fed’s reverse repurchase program was introduced as a method to help control short-term interest rates. Under the program, the Fed borrows funds overnight from money market funds, banks and other entities, offering Treasury securities as collateral. The borrowing entity receives 0.05% for the overnight loan. The Fund indirectly benefited from the increased supply of funds to the market.

STRATEGY & OUTLOOK

At period end, we have seen little change in the current imbalance of supply-and-demand dynamics. Consequently, we expect money market yields to remain range-bound for the foreseeable future. Over the longer term, however, we have begun to see some light at the end of the tunnel with regard to short-term interest rates. Should a 2015 rate hike by the Fed become more likely, we expect yields to rise in anticipation. The prospect of higher yields may prompt us to adjust our strategies,

4      OPPENHEIMER MONEY MARKET FUND

but in the meantime we intend to maintain a roughly market-neutral weighted average maturity, and we have retained our focus on high-quality instruments from fundamentally strong issuers.

Christopher Proctor, CFA Portfolio Manager	Adam S. Wilde, CFA Portfolio Manager

5      OPPENHEIMER MONEY MARKET FUND

Portfolio Allocation

Certificates of Deposit	44.5%
Short-Term Notes/Commercial Paper	38.0
Direct Bank Obligations	17.5

Portfolio holdings and allocations are subject to

change. Percentages are as of July 31, 2014, and

are based on the total market value of investments.

Performance

CURRENT YIELD
For the 7-Day Period Ended 7/31/14
	With Compounding	Without Compounding
Class A (OMBXX)	0.01%	0.01%
Class Y (OMYXX)	0.01	0.01%

CURRENT YIELD
For the Year Ended 7/31/14
	With Compounding	Without Compounding
Class A (OMBXX)	0.01%	0.01%
Class Y (OMYXX)	0.01%	0.01%

Compounded yields assume reinvestment of dividends. The seven-day yield without compounding is an annualized average daily yield of the Fund for the most recent seven days. The compounded seven-day average yield for 365 days is offered as a comparison to a savings account’s compounded interest rate. Unlike an investment in the Fund, the FDIC generally insures deposits in savings accounts.

Performance data quoted represents past performance, which does not guarantee future results. Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). The yields take into account voluntary fee waivers and/or expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The Fund’s performance shown does not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income paid by the Fund. There is no guarantee that the Fund will maintain a positive yield.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6      OPPENHEIMER MONEY MARKET FUND

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

7      OPPENHEIMER MONEY MARKET FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER MONEY MARKET FUND

Actual	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During 6 Months Ended July 31, 2014
Class A	$ 1,000.00	$ 1,000.10	$ 0.89
Class Y	1,000.00	1,000.10	0.89

Hypothetical (5% return before expenses)
Class A	1,000.00	1,023.90	0.90
Class Y	1,000.00	1,023.90	0.90

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2014 are as follows:

Class	Expense Ratios
Class A	0.18%
Class Y	0.18

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      OPPENHEIMER MONEY MARKET FUND

STATEMENT OF INVESTMENTS    July 31, 2014

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Certificates of Deposit—44.5%
Yankee Certificates of Deposit—44.5%
Bank of Montreal, Chicago:
0.09%	8/4/14	8/4/14	$ 36,000,000	$ 36,000,000
0.09%	8/1/14	8/1/14	36,000,000	36,000,000
Bank of Nova Scotia, Houston TX:
0.239%[1]	8/20/14	2/20/15	35,700,000	35,700,000
0.25%	1/5/15	1/5/15	22,000,000	22,000,000
BNP Paribas, New York:
0.34%	8/14/14	8/14/14	11,000,000	11,000,000
0.34%	8/7/14	8/7/14	20,000,000	20,000,000
0.45%	9/19/14	9/19/14	23,000,000	23,000,000
Canadian Imperial Bank of Commerce NY:
0.224%[1]	8/26/14	6/26/15	29,000,000	29,000,000
0.225%[1]	8/22/14	7/22/15	25,000,000	25,000,000
DnB Bank ASA NY, 0.09%	8/5/14	8/5/14	43,300,000	43,300,000
Nordea Bank Finland plc, New York:
0.07%	8/6/14	8/6/14	21,500,000	21,500,000
0.21%	11/14/14	11/14/14	8,200,000	8,200,000
0.21%	11/4/14	11/4/14	40,000,000	40,000,000
0.22%	10/23/14	10/23/14	20,000,000	19,999,770
Rabobank Nederland NV, New York:
0.256%[1]	8/7/14	3/9/15	17,000,000	17,000,000
0.267%[1]	10/31/14	10/31/14	22,000,000	22,000,000
0.267%[1]	9/3/14	9/3/14	25,000,000	25,000,000
0.272%[1]	10/7/14	10/7/14	17,000,000	17,000,000
0.314%[1]	10/20/14	7/17/15	8,200,000	8,200,000
Royal Bank of Canada, New York, 0.235%[1]	8/18/14	2/18/15	24,000,000	24,000,000
Skandinaviska Enskilda Bank, New York:
0.20%	9/10/14	9/10/14	48,500,000	48,500,000
0.20%	9/11/14	9/11/14	5,600,000	5,600,000
0.20%	8/29/14	8/29/14	7,000,000	7,000,000
0.20%	9/4/14	9/4/14	18,000,000	18,000,000
Sumitomo Mutsui Bank NY:
0.10%	8/6/14	8/6/14	14,500,000	14,500,000
0.15%	8/11/14	8/11/14	34,800,000	34,800,000
Svenska Handelsbanken, New York:
0.20%	1/15/15	1/15/15	15,700,000	15,700,000
0.205%	11/17/14	11/17/14	24,200,000	24,200,362
0.21%	1/2/15	1/2/15	19,500,000	19,500,417
0.215%	1/26/15	1/26/15	27,000,000	27,000,000
Swedbank AB, New York:
0.20%	11/10/14	11/10/14	13,000,000	13,000,000
0.20%	11/10/14	11/10/14	13,600,000	13,600,000
Toronto Dominion Bank, New York, 0.24%	9/4/14	9/4/14	30,000,000	30,001,128
Wells Fargo Bank NA:
0.226%[1]	8/6/14	12/5/14	32,000,000	32,000,000
0.226%[1]	8/5/14	2/5/15	15,000,000	15,000,000
0.236%[1]	8/19/14	5/19/15	14,900,000	14,900,000
Total Certificates of Deposit (Cost $817,201,677)				817,201,677

10 OPPENHEIMER MONEY MARKET FUND

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Direct Bank Obligations—17.5%
Bank of Nova Scotia, New York:
0.205%	9/22/14	9/22/14	$ 3,300,000	$ 3,299,023
0.205%	8/4/14	8/4/14	3,330,000	3,329,943
0.245%	8/29/14	8/29/14	5,900,000	5,898,876
0.266%	9/19/14	9/19/14	13,200,000	13,195,239
Bank of Tokyo-Mitsubishi UFJ NY, 0.10%[2]	8/7/14	8/7/14	64,000,000	63,998,934
Commonwealth Bank of Australia, 0.24%[1,3]	9/23/14	6/16/15	25,000,000	25,000,000
Credit Suisse, New York Branch, 0.27%	9/15/14	9/15/14	42,000,000	41,985,825
DnB Bank ASA:
0.15%[3]	8/4/14	8/4/14	800,000	799,990
0.18%[3]	11/3/14	11/3/14	37,500,000	37,482,375
HSBC USA, Inc.:
0.23%	8/8/14	8/8/14	9,800,000	9,799,562
0.23%	8/4/14	8/4/14	20,000,000	19,999,617
0.235%	10/23/14	10/23/14	4,900,000	4,897,345
0.24%	8/26/14	8/26/14	3,400,000	3,399,433
ING US Funding LLC, 0.10%	8/1/14	8/1/14	375,000	375,000
PNC Bank NA:
0.31%	3/25/15	3/25/15	17,500,000	17,500,000
0.31%	2/23/15	2/23/15	45,000,000	45,000,000
Swedbank AB:
0.17%	9/2/14	9/2/14	485,000	484,927
0.185%	11/13/14	11/13/14	20,000,000	19,989,311
0.19%	11/14/14	11/14/14	5,600,000	5,596,897
Total Direct Bank Obligations (Cost $322,032,297)				322,032,297
Short-Term Notes/Commercial Paper—37.9%
Capital Markets—0.9%
BNP Paribas Finance, Inc., 0.29%	11/24/14	11/24/14	16,100,000	16,085,085
Chemicals—1.5%
BASF SE, 0.07%[3]	8/1/14	8/1/14	27,300,000	27,300,000
Leasing & Factoring—5.1%
American Honda Finance Corp., 0.23%[1]	9/12/14	12/5/14	7,000,000	7,000,000
Toyota Motor Credit Corp.:
0.196%[1]	8/4/14	8/28/14	23,000,000	23,000,000
0.23%	2/9/15	2/9/15	45,000,000	44,944,800
0.234%[1]	10/14/14	1/14/15	20,000,000	20,000,000
				94,944,800
Municipal—5.8%
Alamo Heights, TX Higher Education Facilities Corp., University of Incarnate Word, Series 1999-A, 0.11%[1]	8/7/14	8/7/14	7,505,000	7,505,000
Athens-Clarke Cnty., GA Unified Government Development Authority, University of Georgia Athletic Association Project, Series 2005, 0.12%[1]	8/7/14	8/7/14	8,250,000	8,250,000
B&D Association LLP/Eye Association of Boca Raton Bonds, B&D Assn. Project, Series 2005, 0.20%[1]	8/7/14	8/7/14	2,140,000	2,140,000

11      OPPENHEIMER MONEY MARKET FUND

STATEMENT OF INVESTMENTS    Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Municipal (Continued)
Calhoun Cnty. Navigation District Solid Waste Disposal Revenue Bonds, Formosa Plastics Corp., Series 2001, 0.09%[1]	8/7/14	8/7/14	$ 12,500,000	$ 12,500,000
Catawba Cnty., NC Bonds, Catawba Valley Medical Center Project, Series 2009, 0.15%[1]	8/7/14	8/7/14	5,400,000	5,400,000
Franklin, WI Solid Waste Disposal Revenue Bonds, Waste Management of Wisconsin Project, Series 07A, 0.08%[1]	8/7/14	8/7/14	20,000,000	20,000,000
Las Cruces, NM Industrial Revenue Bonds, F&A Dairy Products, Inc. Project, Series 2008, 0.15%[1]	8/7/14	8/7/14	3,400,000	3,400,000
Mansfield, TX Industrial Development Corp. Adjustable Conversion-rate Equity Security, Pier 1 Imports, Inc. Texas Project, Series 1986, 0.09%[1]	8/7/14	8/7/14	9,400,000	9,400,000
Olathe, KS Facilities Revenue Bonds, Cedar Lake Village, Inc. Project, Series 2004, 0.12%[1]	8/7/14	8/7/14	9,070,000	9,070,000
PA Economic Development Finance Authority 2006, PMF Industries, Inc. Project, Series A2, 0.17%[1]	8/7/14	8/7/14	1,510,000	1,510,000
Pinellas Cnty., FL Development Authority Revenue Bonds, PACT, Inc. Project, Series 2003, 0.18%[1]	8/7/14	8/7/14	4,950,000	4,950,000
SC Educational Facilities Authority for Private Institutions Higher Education, Columbia College, Series 2001, 0.09%[1]	8/7/14	8/7/14	5,600,000	5,600,000
St. Paul, MN Bonds, Rivercentre Arena Project, Series 2009A, 0.15%[1]	8/7/14	8/7/14	14,700,000	14,700,000
Sterling, IL Revenue Bonds, Rock River Redevelopment Project, Series 03, 0.20%[1]	8/7/14	8/7/14	3,135,000	3,135,000
				107,560,000
Pharmaceuticals—1.4%
Novartis Finance Corp., 0.06%[3]	8/1/14	8/1/14	25,000,000	25,000,000
Receivables Finance—11.9%
CAFCO LLC:
0.17%[3]	9/16/14	9/16/14	13,400,000	13,397,089
0.18%	9/17/14	9/17/14	23,500,000	23,494,477
CRC Funding LLC:
0.18%	10/1/14	10/1/14	25,000,000	24,992,375
0.18%	9/29/14	9/29/14	30,000,000	29,991,150
Fairway Finance Co. LLC, 0.06%[3]	8/1/14	8/1/14	7,000,000	7,000,000
Gemini Securitizaton Corp. LLC, 0.12%[3]	8/1/14	8/1/14	29,000,000	29,000,000
Gotham Funding Corp., 0.15%[3]	8/7/14	8/7/14	5,600,000	5,599,860
Jupiter Securitization Co. LLC, 0.18%[3]	8/22/14	8/22/14	600,000	599,937
Manhattan Asset Funding Co.:
0.15%[3]	8/5/14	8/5/14	9,100,000	9,099,848
0.16%[3]	9/2/14	9/2/14	3,000,000	2,999,573
Old Line Funding Corp.:
0.22%[3]	1/12/15	1/12/15	1,400,000	1,398,597
0.22%[3]	10/9/14	10/9/14	7,600,000	7,596,795
0.22%[3]	10/6/14	10/6/14	20,000,000	19,991,933
0.22%[3]	1/20/15	1/20/15	2,024,000	2,021,873

12 OPPENHEIMER MONEY MARKET FUND

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Receivables Finance (Continued)
Sheffield Receivables Corp., 0.07%[3]	8/1/14	8/1/14	$ 10,000,000	$ 10,000,000
Thunder Bay Funding LLC:
0.22%[3]	10/10/14	10/10/14	6,000,000	5,997,433
0.24%[3]	9/8/14	9/8/14	16,990,000	16,985,696
Victory Receivables Corp., 0.14%[3]	8/4/14	8/4/14	8,100,000	8,099,906
				218,266,542
Special Purpose Financial—11.3%
Anglesea Funding LLC, 0.12%[2]	8/6/14	8/6/14	29,300,000	29,299,512
Collateralized Commercial Paper II Co. LLC, 0.401%	10/24/14	10/24/14	10,000,000	9,990,667
Concord Minutemen Cap. Corp. LLC:
0.10%	8/4/14	8/4/14	3,200,000	3,199,973
0.194%	8/1/14	8/1/14	13,000,000	13,000,000
0.20%	9/19/14	9/19/14	8,000,000	7,997,822
0.20%	10/2/14	10/2/14	15,000,000	14,994,833
Crown Point Capital Co.:
0.20%	9/11/14	9/11/14	6,100,000	6,098,611
0.20%	8/11/14	8/11/14	1,500,000	1,499,917
0.20%	9/12/14	9/12/14	15,600,000	15,596,360
0.20%	8/12/14	8/12/14	9,500,000	9,499,419
0.20%	9/26/14	9/26/14	12,700,000	12,696,049
0.20%	9/9/14	9/9/14	16,900,000	16,896,338
0.20%	8/1/14	8/1/14	2,000,000	2,000,000
Govco LLC:
0.18%[3]	8/15/14	8/15/14	4,100,000	4,099,713
0.18%[3]	8/1/14	8/1/14	18,300,000	18,300,000
Lexington Parker Capital Co. LLC, 0.16%[3]	8/6/14	8/6/14	10,000,000	9,999,778
Ridgefield Funding Co. LLC, 0.225%[1]	8/1/14	9/4/14	25,000,000	25,000,000
White Plains Capital Co. LLC, 0.17%	8/1/14	8/1/14	8,000,000	8,000,000
				208,168,992
Total Short-Term Notes/Commercial Paper (Cost $697,325,419)				697,325,419
Total Investments, at Value (Cost $1,836,559,393)			99.9%	1,836,559,393
Net Other Assets (Liabilities)			0.1	2,017,920
Net Assets			100.0%	$ 1,838,577,313

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

13      OPPENHEIMER MONEY MARKET FUND

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments (Continued)

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $93,298,446 or 5.07% of the Fund’s net assets as of July 31, 2014.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $287,770,396 or 15.65% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

See accompanying Notes to Financial Statements.

14 OPPENHEIMER MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES    July 31, 2014

Assets
Investments, at value (cost $1,836,559,393)—see accompanying statements of investments	$ 1,836,559,393
Cash	506,051
Receivables and other assets:
Shares of beneficial interest sold	6,954,147
Interest	395,563
Other	245,616
Total assets	1,844,660,770
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	5,226,053
Trustees’ compensation	434,145
Investments purchased	374,998
Shareholder communications	11,219
Dividends	4,920
Other	32,122
Total liabilities	6,083,457
Net Assets	$ 1,838,577,313

Composition of Net Assets
Par value of shares of beneficial interest	$ 183,867,500
Additional paid-in capital	1,654,893,753
Accumulated net investment loss	(215,388)
Accumulated net realized gain on investments	31,448
Net Assets	$ 1,838,577,313

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,766,272,772 and 1,766,355,753 shares of beneficial interest outstanding)	$1.00
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $72,304,541 and 72,319,251 shares of beneficial interest outstanding)	$1.00

See accompanying Notes to Financial Statements.

15 OPPENHEIMER MONEY MARKET FUND

STATEMENT OF OPERATIONS    For the Year Ended July 31, 2014

Investment Income
Interest	$ 4,141,390
Other income	154,441
Total investment income	4,295,831
Expenses
Management fees	8,440,656
Transfer and shareholder servicing agent fees:
Class A	4,308,947
Class Y	233,315
Shareholder communications:
Class A	423,176
Class Y	1,461
Trustees’ compensation	42,885
Custodian fees and expenses	16,638
Other	76,371
Total expenses	13,543,449
Less waivers and reimbursements of expenses	(9,419,475)
Net expenses	4,123,974
Net Investment Income	171,857
Net Realized Gain on Investments	31,448
Net Increase in Net Assets Resulting from Operations	$ 203,305

See accompanying Notes to Financial Statements.

16 OPPENHEIMER MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2014	Year Ended July 31, 2013
Operations
Net investment income	$ 171,857	$ 185,928
Net realized gain	31,448	30,448

Net increase in net assets resulting from operations	203,305	216,376
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(165,849)	(204,292)
Class Y	(17,786)	(23,591)

	(183,635)	(227,883)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(208,438,997)	209,766,438
Class Y	(125,888,941)	45,879,148

	(334,327,938)	255,645,586
Net Assets
Total increase (decrease)	(334,308,268)	255,634,079
Beginning of period	2,172,885,581	1,917,251,502

End of period (including accumulated net investment loss of $215,388 and $234,058, respectively)	$ 1,838,577,313	$ 2,172,885,581

See accompanying Notes to Financial Statements.

17 OPPENHEIMER MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]
Per Share Operating Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations:
Net investment income[2]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Net realized and unrealized gain	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Total from investment operations	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Dividends from net realized gain	0.00	0.00	0.00	0.00	0.00[3]
Total dividends and/or distributions to shareholders	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return[4]	0.01%	0.01%	0.01%	0.01%	0.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 1,766,273	$ 1,974,691	$ 1,764,934	$ 1,875,840	$ 1,991,224
Average net assets (in thousands)	$ 1,877,697	$ 1,826,413	$ 1,869,340	$ 1,917,260	$ 2,145,249
Ratios to average net assets:[5]
Net investment income	0.01%	0.01%	0.01%	0.01%	0.00%[6]
Total expenses	0.67%	0.70%	0.66%	0.65%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.20%	0.25%	0.31%	0.32%	0.37%

1. July 29, 2011 and July 30, 2010 represent the last business day of the Fund’s respective reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

See accompanying Notes to Financial Statements.

18      OPPENHEIMER MONEY MARKET FUND

Class Y	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]
Per Share Operating Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations:
Net investment income[2]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Net realized and unrealized gain	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Total from investment operations	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Dividends from net realized gain	0.00	0.00	0.00	0.00	0.00[3]
Total dividends and/or distributions to shareholders	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return[4]	0.01%	0.01%	0.01%	0.01%	0.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 72,304	$ 198,195	$ 152,318	$ 172,916	$ 207,463
Average net assets (in thousands)	$ 171,891	$ 177,213	$ 155,158	$ 169,502	$ 214,938
Ratios to average net assets:[5]
Net investment income	0.01%	0.01%	0.01%	0.01%	0.01%
Total expenses	0.55%	0.44%	0.44%	0.43%	0.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.19%	0.25%	0.30%	0.31%	0.35%

1. July 29, 2011 and July 30, 2010 represent the last business day of the Fund’s respective reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

19      OPPENHEIMER MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS    July 31, 2014

1. Significant Accounting Policies

Oppenheimer Money Market Fund (the “Fund”), formerly Oppenheimer Money Market Fund, Inc., is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A and Class Y shares. Class A shares are sold at their offering price, which is the net asset value per share without any initial sales charge. Class Y shares are sold to certain institutional investors without a front-end sales charge, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward
$94,027	$—	$—

20 OPPENHEIMER MONEY MARKET FUND

1. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments
$30,448	$30,448

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013:

	Year Ended July 31, 2014	Year Ended July 31, 2013
Distributions paid from:
Ordinary income	$183,635	$227,883

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$10,288
Payments Made to Retired Trustees	23,561
Accumulated Liability as of July 31, 2014	219,817

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will

21 OPPENHEIMER MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies (Continued)

not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

22 OPPENHEIMER MONEY MARKET FUND

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing serviceor broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee

23 OPPENHEIMER MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation (Continued)

reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value:
Assets Table
Certificates of Deposit	$—	$817,201,677	$—	$817,201,677
Direct Bank Obligations	—	322,032,297	—	322,032,297
Short-Term Notes/Commercial Paper	—	697,325,419	—	697,325,419

Total Assets	$—	$1,836,559,393	$—	$1,836,559,393

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.10 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

24 OPPENHEIMER MONEY MARKET FUND

3. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	1,381,335,139	$1,381,335,139	1,772,755,503	$ 1,772,755,503
Dividends and/or distributions reinvested	162,230	162,230	201,602	201,602
Redeemed	(1,589,936,366)	(1,589,936,366)	(1,563,190,667)	(1,563,190,667)

Net increase (decrease)	(208,438,997)	$(208,438,997)	209,766,438	$ 209,766,438

Class Y
Sold	161,692,069	$161,692,069	177,594,012	$ 177,594,012
Dividends and/or distributions reinvested	17,224	17,224	22,240	22,240
Redeemed	(287,598,234)	(287,598,234)	(131,737,104)	(131,737,104)

Net increase (decrease)	(125,888,941)	$(125,888,941)	45,879,148	$ 45,879,148

4. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Next $1.5 billion	0.375
Over $3.0 billion	0.350

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be alculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which

25 OPPENHEIMER MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS    Continued

4. Fees and Other Transactions with Affiliates (Continued)

shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Sales Charges. Contingent deferred sales charges (“CDSC”) do not represent an expense of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance. The CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor
July 31, 2014	$120	$84,457

Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse Fund expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. As a result, for the year ended July 31, 2014, the Manager waived fees and/or reimbursed the Fund $8,801,629 and $617,079 for Class A and Class Y shares, respectively. There is no guarantee that the Fund will maintain a positive yield.

Effective November 21, 2012, the Manager is permitted to recapture previously waived and/or reimbursed fees in any given fiscal year if the recapture would not: 1) cause the Fund generate a negative daily yield, and 2) exceed amounts previously waived and/or reimbursed under this arrangement during the current and prior three fiscal years. The reimbursement to the Manager of such previous waivers and reimbursements would not include any portion of distribution and/or service fees. As of July 31, 2014, the following waived and/or reimbursed amounts are eligible for recapture:

Expiration Date	Class A	Class Y
July 31, 2016	$5,820,053	$258,594
July 31, 2017	8,801,629	617,079

The Manager has not recaptured any previously waived and/or reimbursed amounts during the year ended July 31, 2014.

Prior to December 1, 2013, the Transfer Agent contractually agreed to limit transfer and shareholder servicing agent fees for Class Y shares to 0.10% of average annual net assets and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended July 31, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class Y	$767

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

26 OPPENHEIMER MONEY MARKET FUND

5. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order pproving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

27 OPPENHEIMER MONEY MARKET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Money Market Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Money Market Fund, formerly Oppenheimer Money Market Fund, Inc., including the statement of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian, and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Money Market Fund as of July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 16, 2014

28 OPPENHEIMER MONEY MARKET FUND

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

None of the dividends paid by the Fund during the fiscal year ended July 31, 2014 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended July 31, 2014 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2014, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended July 31, 2014, the maximum amount allowable but not less than $171,482 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $31,448 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

29 OPPENHEIMER MONEY MARKET FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

30 OPPENHEIMER MONEY MARKET FUND

  TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an annual term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006- June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company

31 OPPENHEIMER MONEY MARKET FUND

David K. Downes, Continued	(financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 52 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company

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  TRUSTEES AND OFFICERS    Unaudited / Continued

Mary F. Miller, Continued	(financial services company) (July 1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

33 OPPENHEIMER MONEY MARKET FUND

Joseph M. Wikler, Trustee (since 2005) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013), President and Principal Executive Officer (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a brokerdealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe

34 OPPENHEIMER MONEY MARKET FUND

  TRUSTEES AND OFFICERS    Unaudited / Continued

William F. Glavin, Jr., Continued	Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet, Mss. Nasta and Picciotto, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, for Messrs. Proctor, Wilde and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Christopher Proctor, Vice President (since 2010) Year of Birth: 1968	Head of the Cash Strategies Team (since July 2013); Senior Vice President of the Sub-Adviser (since July 2013) and Senior Portfolio Manager of the Sub-Adviser (since January 2010). Vice President of the Sub-Adviser (August 2008-July 2013). Vice President at Calamos Asset Management (January 2007-March 2008) and Scudder-Kemper Investments (1999-2002). Managing Director and Co-Founder of Elmhurst Capital Management (June 2004-January 2007); Senior Manager of Research for Etrade Global Asset Management (2002-2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Adam S. Wilde, Vice President (since 2013) Year of Birth: 1978	Vice President of the Sub-Adviser (since May 2011). Served as the head of credit research for the Cash Strategies Team of the Sub-Adviser (2011-2013), and as an Assistant Vice President and senior research analyst of the Sub-Adviser (2008-2011). Served as an intermediate research analyst of the Sub-Adviser (2007-2008) and served in other analyst roles of the Sub-Adviser (since 2002). Joined the Sub-Adviser in 2001. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset

35 OPPENHEIMER MONEY MARKET FUND

Arthur S. Gabinet, Continued	Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

36 OPPENHEIMER MONEY MARKET FUND

OPPENHEIMER MONEY MARKET FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2014 OppenheimerFunds, Inc. All rights reserved.

37 OPPENHEIMER MONEY MARKET FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

38 OPPENHEIMER MONEY MARKET FUND

PRIVACY POLICY NOTICE    Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMERFUNDS℠
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0200.001.0714 September 17, 2014

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $24,500 in fiscal 2014 and $24,000 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $727,131 in fiscal 2014 and $611,580 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, Surprise Exam, reorganization, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $202,044 in fiscal 2014 and $443,073 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $929,175 in fiscal 2014 and $1,054,653 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Money Market Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	9/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	9/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	9/10/2014